                                    FORM 8-K
                                    --------


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 CURRENT REPORT
                                 --------------


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event Reported) October 25, 1995
                                                          -----------------



                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                          1-1098             13-1594808
------------------------               --------           -------------
(State of other jurisdiction           (Commission        (IRS Employer
of incorporation)                      File Number)       Identification No.)


                 20 Montchanin Road, Wilmington, Delaware 19807
                 ----------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (302) 429-5000
                                                           --------------

Item 5.   Other Events

          Information contained in a News Release dated October 23, 1995, is incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Columbia Gas System, Inc.
                                        -----------------------------
                                                (Registrant)



                                        By  /s/ R. E. Lowe
                                           ------------------------
                                             Vice President &
                                             Controller

Date: October 25, 1995

Contacts:  Media -
                     H. W. Chaddock (302) 429-5261
                     W. R. McLaughlin (302) 429-5443
          Analysts - T. L. Hughes (302) 429-5363
                     K. P. Murphy (302) 429-5471

FOR IMMEDIATE RELEASE                                         October 25, 1995

                  COLUMBIA GAS SYSTEM ANNOUNCES INTENT TO SELL
                SOUTHWEST EXPLORATION AND DEVELOPMENT SUBSIDIARY

          WILMINGTON, DEL. -- The Columbia Gas System, Inc., (NYSE: CG) announced today its intent to sell Columbia Gas Development Corporation, its wholly-owned southwest U.S. oil and gas exploration and production subsidiary.

          Columbia Gas Development, headquartered in Houston, Texas, has in excess of 200 billion cubic feet equivalent of proved oil and natural gas reserves located in the Gulf of Mexico and on-shore continental United States.

          "With innovations like market hubs, futures trading and the application of information technology in natural gas markets, the strategic value to Columbia of drilling for oil and gas in the Southwest has diminished,"
said Oliver G. "Rick" Richard III, Chairman and CEO.   "We would rather use our
capital in the future to expand the use of these technologies and new market mechanisms to meet our customers' ever-diversifying needs."

          Columbia expects to emerge from bankruptcy by the end the year.   "As
Columbia emerges from bankruptcy, we have an opportunity to redefine ourselves strategically. We are employing value-added criteria to assist us in this process. Southwest oil and gas exploration doesn't serve our customer base as well as other priorities. Consequently, Columbia needs to focus its energies and capital expenditures elsewhere."

          Columbia does not expect to leave the E & P business entirely since it will retain ownership of Columbia Natural Resources, Inc., an exploration and production company located in the Appalachian area. "Columbia Natural Resources' production is much closer to our customers and is spread across our principal pipeline company's service territory," noted Richard. "We see a better strategic fit between Columbia Natural Resources and the rest of Columbia's assets."

          Columbia Gas has retained the investment banking firm of Salomon Brothers Inc. to advise it in connection with the possible sale.

          The Columbia Gas System, Inc., is one of the nation's largest natural gas systems. Its subsidiaries are engaged in all aspects of the natural gas market, from production through the storage, transmission, and distribution of natural gas, as well as the generation of electricity. Columbia Gas serves, directly or indirectly, more than eight million energy users in 15 states and the District of Columbia.